                                                                 EXHIBIT (z) (2)




Richard F. Powers III               Chairman & Chief Executive Officer                Oakbrook Terrace, IL
John H. Zimmerman III               President                                         Oakbrook Terrace, IL

A. Thomas Smith III                 Executive Vice President, General                 Oakbrook Terrace, IL
                                    Counsel & Secretary;
                                    Vice President and Secretary of the Funds
William R. Rybak                    Executive Vice President & Chief
                                    Financial Officer                                 Oakbrook Terrace, IL
Michael H. Santo                    Executive Vice President & Chief
                                    Administrative Officer                            Oakbrook Terrace, IL
Paul R. Wolkenberg                  Executive Vice President:                         Oakbrook Terrace, IL
                                    Vice President of the Funds

Laurence J. Althoff                 Sr. Vice President & Controller                   Oakbrook Terrace, IL
James J. Boyne                      Sr. Vice President, Associate General             Oakbrook Terrace, IL
                                    Counsel & Assistant Secretary
Gary R. DeMoss                      Sr. Vice President                                Oakbrook Terrace, IL
John E. Doyle                       Sr. Vice President                                Oakbrook Terrace, IL
Richard G. Golod,                   Sr. Vice President                                Annapolis, MD
Steven T. Johnson                   Sr. Vice President                                Oakbrook Terrace, IL
Scott E. Martin                     Sr. Vice President, Deputy General                Oakbrook Terrace, IL
                                    Counsel & Assistant Secretary;
                                    Assistant Secretary of the Funds
Walter E. Rein                      Sr. Vice President                                Oakbrook Terrace, IL
James J. Ryan                       Sr. Vice President                                Oakbrook Terrace, IL
Colette M. Saucedo                  Sr. Vice President                                Houston, TX
Frederick Shepherd                  Sr. Vice President                                Houston, TX
Steven P. Sorenson                  Sr. Vice President                                Oakbrook Terrace, IL
Robert S. West                      Sr. Vice President                                Oakbrook Terrace, IL
Patrick J. Woelfel                  Sr. Vice President                                Oakbrook Terrace, IL
Edward G. Wood, III                 Sr. Vice President and
                                    Chief Operating Officer;                          Oakbrook Terrace. IL
                                    Vice President of the Funds

Patricia A. Bettlach                First Vice President                              Chesterfield, MO
Glenn M. Cackovic                   First Vice President                              Laguna Niguel, CA
Eric J. Hargens                     First Vice President                              Orlando, FL
Gregory Heffington                  First Vice President                              Ft. Collins, CO
David S. Hogaboom                   First Vice President                              Oakbrook Terrace, IL
Robert S. Hunt                      First Vice President                              Phoenix, AZ
Dominic C. Martellaro               First Vice President                              Danville, CA
Carl Mayfield                       First Vice President                              Lakewood, CO
Mark R. McClure                     First Vice President                              Oakbrook Terrace, IL
Maura A. McGrath                    First Vice President                              New York, NY
Robert F. Muller                    First Vice President                              Houston, TX
Thomas Rowley                       First Vice President                              St. Louis, MO
Andrew J. Scherer                   First Vice President                              Oakbrook Terrace, IL



James D. Stevens                    First Vice Presdent                               North Andover, MA
George J. Vogel                     First Vice President                              Oakbrook Terrace, IL
James R. Yount                      First Vice President                              Mercer Island, WA

Robert J. Abreu                     Vice President                                    New York, NY
James K. Ambrosio                   Vice President                                    Massapequa, NY
Brian P. Arcara                     Vice President                                    Buffalo, NY
Timothy R. Armstrong                Vice President                                    Wellington, FL
Shakeel Anwar Barkat                Vice President                                    Wellington, FL
Scott C. Bemstiel                   Vice President                                    Plainsboro, NJ
Carol S. Biegel                     Vice President                                    Oakbrook Terrace, IL
Christopher M. Bisaillon            Vice President                                    Oakbrook Terrace, IL
Michael P. Boos                     Vice President                                    Oakbrook Terrace, IL
Robert C. Brooks                    Vice President                                    Oakbrook Terrace, IL
Elizabeth M. Brown                  Vice President                                    Houston, TX
William F. Burke, Jr.               Vice President                                    Mendham, NJ
Loren Burket                        Vice President                                    Plymouth, MN
Juanita E. Buss                     Vice President                                    Kennesaw, GA
Christine Cleary Byrum              Vice President                                    Tampa, FL
Daniel R. Chambers                  Vice President                                    Austin, TX
Richard J. Charlino                 Vice President                                    Oakbrook Terrace, IL
Deanne Margaret Chiaro              Vice President                                    Oakbrook Terrace, IL
Scott A. Chriske                    Vice President                                    Plano, TX
German Clavijo                      Vice President                                    Atlanta, GA
Eleanor M. Cloud                    Vice President                                    Oakbrook Terrace, IL
Dominick Cogliandro                 Vice President & Asst. Treasurer                  New York, NY
Michael Colston                     Vice President                                    Louisville, KY
Kevin J. Connors                    Vice President                                    Oakbrook Terrace, IL
Suzanne Cummings                    Vice President                                    Oakbrook Terrace, IL
Nicholas Dalmaso                    Vice President, Associate General                 Oakbrook Terrace, IL
                                    Counsel & Asst. Secretary;
                                    Assistant Secretary of the Funds
Michael E. Eccleston                Vice President                                    Oakbrook Terrace, IL
Christopher J. Egan                 Vice President                                    Oakbrook Terrace, IL
William J. Fow                      Vice President                                    Redding, CT
Nicholas J. Foxhoven                Vice President                                    Englewood, CO
Charles Friday                      Vice President                                    Gibsonia, PA
Timothy D. Griffith                 Vice President                                    Kirkland, WA
Kyle D. Haas                        Vice President                                    Oakbrook Terrace, IL
Daniel Hamilton                     Vice President                                    Austin, TX
John G. Hansen                      Vice President                                    Oakbrook Terrace, IL
Joseph Hays                         Vice President                                    Cherry Hill, NJ
Michael D. Hibsch                   Vice President                                    Oakbrook Terrace, IL
Susan J. Hill                       Vice President                                    Oakbrook Terrace, IL
Thomas R. Hindelang                 Vice President                                    Gilbert, AZ
Bryn M. Hoggard                     Vice President                                    Houston, TX
Michelle Huber                      Vice President                                    Oakbrook Terrace, IL
Michael B. Hughes                   Vice President                                    Oakbrook Terrace, IL
Lowell Jackson                      Vice President                                    Norcross, GA
Kevin G. Jajuga                     Vice President                                    Baltimore, MD
Dana R. Klein                       Vice President                                    Oakbrook Terrace, IL



Frederick Kohly                     Vice President                                    Miami, FL
Paul Koleda                         Vice President                                    Denver, CO
David R. Kowalski                   Vice President & Director of Compliance           Oakbrook Terrace, IL
Patricia D. Lathrop                 Vice President                                    Tampa, FL
Brian Laux                          Vice President                                    Staten Island, NY
Tony E. Leal                        Vice President                                    Daphne, AL
S. William Lehew III                Vice President                                Charlotte, NC
Eric Levinson                       Vice President                                San Francisco, CA
Jonathan Linstra                    Vice President                                Oakbrook Terrace, IL
Richard M. Lundgren                 Vice President                                Oakbrook Terrace, IL
Walter Lynn                         Vice President                                Flower Mound, TX
Linda S. MacAyeal                   Vice President                                Oakbrook Terrace, IL
Kevin S. Marsh                      Vice President                                Bellevue, WA
Brooks D. McCartney                 Vice President                                Puyallup, WA
Anne Therese McGrath                Vice President                                Los Gatos, CA
John Mills                          Vice President                                Kenner, LA
Stuart R. Moehlman                  Vice President                                Houston, TX
Ted Morrow                          Vice President                                Dallas, TX
Peter Nicholas                      Vice President                                Beverly, MA
Steven R. Norvid                    Vice President                                Oakbrook Terrace, IL
Gregory S. Parker                   Vice President                                Houston, TX
Christopher Petrungaro              Vice President                                Oakbrook Terrace, IL
Richard J. Poli                     Vice President                                Philadelphia, PA
Ronald E. Pratt                     Vice President                                Marietta, GA
Daniel D. Reams                     Vice President                                Royal Oak, MI
Michael W. Rohr                     Vice President                                Oakbrook Terrace. IL
Jeffrey L. Rose                     Vice President                                Houston, TX
Suzette N. Rothberg                 Vice President                                Plymouth, MN
Jeffrey Rourke                      Vice President                                Oakbrook Terrace, IL
Heather R. Sabo                     Vice President                                Richmond, VA
Stephanie Scarlata                  Vice President                                Bedford Corners, NY
Christina L. Schmieder              Vice President                                Oakbrook Terrace, IL
Timothy M. Scholten                 Vice President                                Oakbrook Terrace, IL
Ronald J. Schuster                  Vice President                                Tampa, FL
Gwen L. Shaneyfalt                  Vice President                                Oakbrook Terrace, IL
Jeffrey C. Shirk                    Vice President                                Swampscott, MA
Traci T. Sorenson                   Vice President                                Oakbrook Terrace, IL
Darren D. Stabler                   Vice President                                Phoenix, AZ
Christopher J. Staniforth           Vice President                                Leawood, KS
Richard Stefanec                    Vice President                                Los Angles, CA
William C. Strafford                Vice President                                Granger, IN
Mark A. Syswerda                    Vice President                                Oakbrook Terrace, IL
Charles S. Thompson                 Vice President                                Oakbrook Terrace, IL
John F. Tierney                     Vice President                                Oakbrook Terrace, IL
Curtis L. Ulvestad                  Vice President                                Red Wing, MN
Daniel B. Waldron                   Vice President                                Oakbrook Terrace, IL
David G. Walsh                      Vice President                                Exton, PA
Jeff Warland                        Vice President                                Oakbrook Terrace, IL
Weston B. Wetherell                 Vice President, Assoc. General                Oakbrook Terrace, IL
                                    Counsel & Asst. Secretary;
                                    Assistant Secretary of the Funds


Frank L. Wheeler                    Vice President                                Oakbrook Terrace, IL
Harold Whitworth, III               Vice President                                Oakbrook Terrace, IL
Thomas M. Wilson                    Vice President                                Oakbrook Terrace, IL
Barbara A. Withers                  Vice President                                Oakbrook Terrace, IL
David M. Wynn                       Vice President                                Phoenix, AZ
Patrick M. Zacchea                  Vice President                                Oakbrook Terrace, IL

Scott F. Becker                     Asst. Vice President                          Oakbrook Terrace, IL
Andree Beckham                      Asst. Vice President                          Oakbrook Terrace, IL
Brian E. Binder                     Asst. Vice President                          Oakbrook Terrace, IL
Joan E. Blackwood                   Asst. Vice President                          Oakbrook Terrace, IL
Billie J. Bronaugh                  Asst. Vice President                          Houston, TX
Gregory T. Brunk                    Asst. Vice President                          Oakbrook Terrace, IL
Lynn Chadderton                     Asst. Vice President                          Valrico, FL
Amy Cooper                          Asst. Vice President                          Oakbrook Terrace, IL
Gina Costello                       Asst. Vice President                          Oakbrook Terrace, IL
Sarah K. Geiser                     Asst. Vice President                          Oakbrook Terrace, IL
Walter C. Gray                      Asst. Vice President                          Oakbrook Terrace, IL
Laurie L. Jones                     Asst. Vice President                          Houston, TX
Robin R. Jordan                     Asst. Vice President                          Oakbrook Terrace, IL
Ivan R. Lowe                        Asst. Vice President                          Houston, TX
Barbara Novak                       Asst. Vice President                          Oakbrook Terrace, IL
Christine K. Putong                 Asst. Vice President & Asst. Secretary        Oakbrook Terrace, IL
Andrew Rakowski                     Asst. Vice President                          Oakbrook Terrace, IL
Leah Richardson                     Asst. Vice President                          Oakbrook Terrace, IL
David P. Robbins                    Asst. Vice President                          Oakbrook Terrace, IL
Regina Rosen                        Asst. Vice President                          Oakbrook Terrace, IL
Pamela S. Salley                    Asst. Vice President                          Houston, TX
Vanessa M. Sanchez                  Asst. Vice President                          Oakbrook Terrace, IL
Thomas J. Sauerborn                 Asst. Vice President                          New York, NY
Bruce Saxon                         Asst. Vice President                          Oakbrook Terrace, IL
David T. Saylor                     Asst. Vice President                          Oakbrook Terrace, IL
Lisa Schultz                        Asst. Vice President                          Oakbrook Terrace, IL
Lauren B. Sinai                     Asst. Vice President                          Oakbrook Terrace, IL
Kristen L. Transier                 Asst. Vice President                          Houston, TX
Michael Trizil                      Asst. Vice President                          Oakbrook Terrace, IL
David H. Villarreal                 Asst. Vice President                          Oakbrook Terrace, IL
Sharon M. C. Wells                  Asst. Vice President                          Oakbrook Terrace, IL
Aimee Williams                      Asst. Vice President                          Oakbrook Terrace, IL

Cathy Napoli                        Assistant Secretary                           Oakbrook Terrace, IL
Diane Saxon                         Assistant Treasurer                           Oakbrook Terrace, IL
John Browning                       Officer                                       Oakbrook Terrace, IL
Leticia George                      Officer                                       Houston, TX
William D. McLaughlin               Officer                                       Houston, TX
Rebecca Newman                      Officer                                       Houston, TX
Theresa M. Renn                     Officer                                       Oakbrook Terrace, IL
Larry Vickrey                       Officer                                       Houston, TX
John Yovanovic                      Officer                                       Houston, TX
William R. Rybak                    Treasurer                                     Oakbrook Terrace, IL
Richard F. Powers III               Director                                      Oakbrook Terrace, IL


A. Thomas Smith III                 Director                                      Oakbrook Terrace, IL
William R. Rybak                    Director                                      Oakbrook Terrace, IL
Michael H. Santo                    Director                                      Oakbrook Terrace, IL
John H. Zimmerman III               Director                                      Oakbrook Terrace, IL